American Bank
                                 Incorporated

American Bank appreciates your continued support and invites you to take advantage of the many products and services available as a shareholder of American Bank. We encourage you to visit our branch at 4029 West Tilghman Street in Allentown, call a member of our Customer Service team at (610) 366-1800 or send us an e-mail at service@pcbanker.com to open an account and use any or all of the valuable coupons below!


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|                          Rate Bonus on a 12-Month CD                         |
|                                                                              |
|            Earn a 0.20% bonus on the annual percentage yield on a            |
|                    12-month CD for amounts up to $100,000.                   |
|                                                                              |
|                                                                              |
|$500 Minimum Deposit. Bonus will apply to annual percentage yield in effect at| |the time of account opening. Rates are subject to change at any time without| |notice. CD interest compounds daily. Substantial penalty for early withdrawal.| |Offer applies to new accounts only and is not valid with any other special|
|promotions. This offer expires 12/31/04.                                      |
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|                               Home Equity Loan                               |
|                           Documentation Fee Waiver                           |
|                                                                              |
|    Apply for a Home Equity Loan and we'll waive the $25 documentation fee.   |
|       Plus, receive an additional 0.50% reduction in your rate when you      |
|               have your payment automatically deducted from an               |
|                        American Bank checking account.                       |
|                                                                              |
|                                                                              |
|Offer  applies to new  accounts  only and is not valid with any other  special|
|promotions. This offer expires 12/31/04.                                      |
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|                             Residential Mortgage                             |
|                               Settlement Rebate                              |
|                                                                              |
|    Apply for a residential mortgage and this coupon will entitle you to a    |
|                            $200 Settlement Rebate*                           |
|                                                                              |
|                                                                              |
|*Redeemable at settlement (expiration based upon application date). Not| |redeemable for cash. Redemption value not to exceed $200 fee. Offer applies to| |new accounts only and is not valid with any other special promotions. This|
|offer expires 12/31/04.                                                       |
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|                             Free Order of Checks                             |
|                                                                              |
|         Redeem this coupon and receive your next order of checks for         |
|                          your checking account FREE.                         |
|                                                                              |
|                                                                              |
|Limit one per customer. Select styles available. Offer available for new or| |existing personal checking account holders and is not valid with any other|
|special promotions. This offer expires 12/31/04.                              |
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